&RPHULFD,QFRUSRUDWHG )LUVW4XDUWHU )LQDQFLDO5HYLHZ $SULO 6DIH+DUERU6WDWHPHQW Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; cybersecurity risks; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; heightened legislative and regulatory focus on cybersecurity and data privacy; fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the impacts of future legislative, administrative or judicial changes to tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; losses due to fraud; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies; controls and procedures failures; and the volatility of Comerica’s stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2018. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Financial Summary

($ in millions, except per share data)	1Q19	4Q18	1Q18
Earnings per share[1]	$2.11	$1.88	$1.59
Adjusted earnings per share[1,2]	2.08	1.95	1.54
Net interest income	606	614	549
Provision for credit losses	(13)	16	12
Noninterest income[3]	238	250	244
Adjusted noninterest income[2,3,4]	246	250	244
Noninterest expenses[3]	433	448	446
Adjusted noninterest expenses[2,3]	433	434	430
Provision for income taxes	85	90	54
Adjusted provision for income taxes[2]	98	93	80
Net income	339	310	281
Adjusted net income[2]	334	321	271
ROE[5]	18.44%	16.36%	14.37%
ROA[6]	1.97	1.74	1.62
Efficiency Ratio[7]	51%	52%	56%

[1]Diluted earnings per common share • [2]See Reconciliation of Non-GAAP Financial Measures slide • [3]Includes gain/(loss) related to deferred compensation plan as follows: $2MM in 1Q19; $(7)MM in 4Q18; $1MM in 1Q18. Amounts offset in noninterest expense. • [4]1Q19 adj. excludes $8MM loss related to repositioning of securities portfolio • [5]Return on average common shareholders' equity • [6]Return on average assets • [7]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & derivative contract tied to the conversion rate of Visa Class B shares

Comerica Bank®
3

Reconciliation of Adjusted Net Income

	1Q19		4Q18		1Q18	
($ in millions, except per share data)	*$*	*Per Share[1]*	*$*	*Per Share[1]*	*$*	*Per Share[1]*
Net income	$339	$2.11	$310	$1.88	$281	$1.59
Securities repositioning[2]	6	0.04	-	-	-	-
Restructuring charges[2]	-	-	11	0.07	12	0.07
Discrete tax items	(11)	(0.07)	-	-	(22)	(0.12)
Adjusted net income	$334	$2.08	$321	$1.95	$271	$1.54

1Q19 adjustments

- Tax provision reduced by $11MM in discrete tax benefits from employee stock transactions
- Provided opportunity to reposition $1B of lower yielding treasury securities, resulting in an $8 million pre-tax loss. This action will increase interest revenue by ~$1MM per quarter

[1]Based on diluted average common shares • [2]Net of tax • See Reconciliation of Non-GAAP Financial Measures slide

Comerica Bank®
4

First Quarter 2019 Results

Expense discipline, strong credit & capital management drove ROE over 18%

($ in millions, except per share data)	1Q19	Change From 4Q18	Change From 1Q18
Average loans	$49,677	$845	$1,256
Average deposits	53,996	(1,733)	(2,094)
Net interest income	$606	$(8)	$57
Provision for credit losses	(13)	(29)	(25)
Noninterest income[1,2]	238	(12)	(6)
Adjusted Noninterest income[2,3]	246	(4)	2
Noninterest expenses[1,2]	433	(15)	(13)
Adjusted Noninterest expense[2,3]	433	(1)	3
Provision for income tax	85	(5)	31
Net income	339	29	58
Earnings per share[4]	$2.11	$0.23	$0.52
Adjusted Earnings per share[3,4]	2.08	0.13	0.54
Average diluted shares	159,518	(3,983)	(15,626)

Key QoQ Performance Drivers

- Broad-based loan growth; overcame traditional seasonality
- Deposits showed typical 1Q decline
- Net interest income aided by rate increase & loan growth, more than offset by 2 fewer days & lower balances at Fed; Net interest margin 3.79%, up 9 bps
- Strong credit quality continued
- Adjusted noninterest income decreased from strong 4Q18
- Adjusted expenses relatively stable with annual stock comp. offset by reduction in several categories
- 1Q19 discrete tax benefits of $11MM related to employee stock transactions
- Repurchased 5.1MM shares[5]; returned $530MM to shareholders through buyback & dividend

1Q19 compared to 4Q18 • [1]1Q19 included $8MM loss related to repositioning of securities portfolio • [2]Includes gain/(loss) related to deferred compensation plan as follows: $2MM in 1Q19; $(7)MM in 4Q18; $1MM in 1Q18. Amounts offset in noninterest expense • [3]See Reconciliation of Non-GAAP Financial Measures slide • [4]Diluted earnings per common share • [5]1Q19 repurchases under the share repurchase program

Comerica Bank

5

Average Loans

Loans increase 1.7%; Loan yields increase 17 basis points with higher rates



Total Loans
($ in billions)
Loan Yields
48.4
49.2
48.6
48.8
49.7
4.26
4.63
4.74
4.90
5.07
50.2
50.3
1Q18
2Q18
3Q18
4Q18
1Q19
Average Balances
4Q18
1Q19
Period-end

1Q19 compared to 4Q18

Average loans increase $845MM

- \+ $434MM National Dealer Services
- \+ $317MM Energy
- \+ $260MM General Middle Market
- \+ $ 93MM Equity Funds Services
- \+ $ 92MM Commercial Real Estate
- \+ $ 77MM US Banking
- \- $342MM Mortgage Banker



Loan Commitments
($ in billions; Period-end)
49.6
51.1
51.8
53.1
52.9
1Q18
2Q18
3Q18
4Q18
1Q19

Comerica Bank

6

Average Deposits

Reflects seasonality



Total Deposits
($ in billions)
Deposit Rates[1]
56.1
55.8
56.1
55.7
54.0
55.6
54.1
0.25
0.42
0.51
0.62
0.78
1Q18
2Q18
3Q18
4Q18
1Q19
4Q18
1Q19
Average Balances
Period-end

1Q19 compared to 4Q18 • [1]Interest costs on interest-bearing deposits • [2]At 3/31/19

Average deposits

- Noninterest-bearing decline $1.7B
- Interest-bearing stable
- March deposits grew $1B over February

Period-end deposits decrease $1.5B

- $1.2B government prepaid card (timing)

Loan to deposit ratio[2] of 93%



Deposit Seasonality
($ in billions; Average)
Avg. QoQ deposit growth (since 2015)
1Q19/4Q18
-3.1%
-0.3%
1.3%
1.3%
-3.1%
Q1/Q4
Q2/Q1
Q3/Q2
Q4/Q3

7

Securities Portfolio

Yields increase 4 basis points



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
11.9
11.8
11.8
11.8
12.0
12.0
12.2
9.2
9.1
9.1
9.1
9.2
9.3
9.5
2.09
2.12
2.17
2.35
2.39
1Q18
2Q18
3Q18
4Q18
1Q19
4Q18
1Q19
Average Balances
Period-end

Duration of 2.8 years[1]

- Extends to 3.8 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax loss of $64MM[2]

Net unamortized premium of $12MM[3]

Yields benefitted from typical quarterly paydown of $400MM - $500MM being replaced at higher yield

Repositioned $1.0B Treasuries (3/29/19)

- Average yield will increase ~$1MM per quarter
  - 1.78% on securities sold
  - 2.16% on securities purchased
- 4 year duration on securities purchased[1]

3/31/19 • [1]Estimated as of 3/31/19 • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

8

Net Interest Income

NIM increased 9 basis points



Net Interest Income
($ in millions)
NIM
549
590
599
614
606
3.41
3.62
3.60
3.70
3.79
1Q18
2Q18
3Q18
4Q18
1Q19

Net Impact due to rates:
$11MM & 6 bps on the NIM

$614MM	4Q18		3.70%
+ 17MM Loans			+ 0.14
	+$21MM Higher rates	+0.13	
	+ 10MM Higher balances	+0.02	
	- 12MM 2 fewer days	–	
	- 2MM Mix shift	- 0.01	
+ 1MM Securities			+ 0.01
	+ 1MM Higher rates	+0.01	
- 12MM Balances at Fed			+ 0.05
	+ 1MM Higher rates	+0.01	
	- 12MM Lower balances	+0.04	
	- 1MM 2 fewer days	–	
- 9MM Deposits			- 0.07
	- 10MM Higher rates	-0.07	
	+ 1MM 2 fewer days	–	
- 5MM Wholesale funding			- 0.04
	- 2MM Higher rates	-0.02	
	- 3MM Higher balances	-0.02	
$606MM	1Q19		3.79%

1Q19 compared to 4Q18

Comerica Bank

9

Credit Quality Strong

Allowance for loan losses remained strong at 1.29%



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
738
711
697
701
677
1.42
1.36
1.35
1.34
1.29
1Q18
2Q18
3Q18
4Q18
1Q19



Criticized Loans1
($ in millions)
NALs
Criticized as a % of Total Loans
2,120
1,765
1,670
1,548
1,806
4.3
3.5
3.4
3.1
3.6
326
254
230
221
191
1Q18
2Q18
3Q18
4Q18
1Q19

- $11MM in net charge-offs[2] or 8 bps
- $30MM decrease in nonaccrual loans to $191MM, or 38bps of total loans
- Sustained strong portfolio performance & solid economic conditions resulted in reserve release
- Remain vigilant; not seeing any concerning trends



Allowance for Loan Losses / Total NPLs
2.1 x
2.6 x
2.8 x
2.9 x
3.3 x
1Q18
2Q18
3Q18
4Q18
1Q19

3/31/19 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs

Comerica Bank

10

Noninterest Income
Reflects strong 4Q18 that included seasonality



Noninterest Income[1]
($ in millions)
Securities losses due to repositioning
244
248
254
20
234
250
246
8
238
1Q18
2Q18
3Q18
4Q18
1Q19

1Q19 compared to 4Q18 • [1]See Reconciliation of Non-GAAP Financial Measures slide

Noninterest income decreased $4MM
(excluding $8MM Securities losses)

- $2MM Fiduciary income
- $2MM seasonal declines in several categories

Comerica Bank

11

Noninterest Expense
Careful cost management drives efficiency ratio[1] to 51%



Noninterest Expenses[2]
($ in millions)
Restructuring
Efficiency Ratio
446
16
430
448
11
437
452
12
440
448
14
434
433
433
56%
53%
53%
52%
51%
1Q18
2Q18
3Q18
4Q18
1Q19

Noninterest expense stable
(excluding $14MM 4Q18 restructuring expense)

+ $15MM Salaries & benefits
  + Annual stock comp & higher payroll taxes
  - Lower executive incentives
  - Two fewer days in 1Q19
- $4MM Legal[3] (1Q19 recoveries)
- $3MM Pension costs[3]
- $3MM Equipment & software
- $3MM Advertising (seasonal)
- $2MM Outside processing (seasonal)
- $2MM Occupancy (seasonal)

1Q19 compared to 4Q18 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares • [2]See Reconciliation of Non-GAAP Financial Measures slide • [3]Included in other noninterest expenses

Comerica Bank

12

Active Capital Management

Capital Target 9.5% - 10.0% CET1 by FYE19[1]

Returned $530MM to shareholders
- 5.1MM shares repurchased ($425MM)[2]
- Increased dividend 12% to $0.67 per share

Employee stock activity
- ~550,000 shares issued

Actively manage capital, giving careful consideration to:
- Earnings generation
- Capital needs, i.e. loan growth
- Market conditions

Shareholder Payout

($ in millions)



Equity Repurchases
Dividends
201
52
149
227
58
169
600
100
500
599
99
500
530
105
425
1Q18
2Q18
3Q18
4Q18
1Q19

Strong Capital Generation (CET1)

(In percentage points)



11.98
11.89
11.68
11.14
10.78
1Q18
2Q18
3Q18
4Q18
1Q19[3]

Dividends Per Share Growth



0.30
0.34
0.60
0.60
0.67
1Q18
2Q18
3Q18
4Q18
1Q19

3/31/19 • [1]Outlook as of 4/16/19 • [2]Shares repurchased under share repurchase program • [3]Estimated

Comerica Bank

13

Management Outlook for FY19

Assuming continuation of current economic & rate environment		
Average Loans	+ 2-4%	• Growth in most business lines • Maintain pricing & underwriting discipline
Average Deposits	- 1-2%	• Customers' efficient management of cash driving a decline in noninterest-bearing deposits • Continued focus on relationship approach to attract and retain customers
Net Interest Income	+ 3-4%	• Updated to include deposit pricing adjustments & lower than expected LIBOR movement • Net benefit from higher rates, loan growth & securities portfolio repositioning • Headwinds: higher wholesale funding, deposit mix shift & lower nonaccrual recoveries
Provision	10-15 bps	• Updated for better than expected 1Q results • Strong credit quality continues; Net charge-offs to remain low
Noninterest Income	+1-2%	• Updated to include securities loss in 1Q19 ($8MM) • Increases in card and fiduciary fees • Partly offset by lower derivatives & deposit service charges
Noninterest Expenses	- 3%	• Stable, excluding FY18 $53MM in restructuring expenses • Lower compensation (incentives partly offset by merit), pension, & FDIC expense ($16MM) • Rise in outside processing tied to revenue, technology costs & inflationary pressures
Tax Rate	~23%	• Excludes impact from employee stock transactions • FY18 included $48MM in discrete benefits
Capital Management	9.5-10% CET1 Target	• Reach target by FYE19 through continued return of excess capital at a measured pace • Strong performance & excess capital drive buyback which is a significant contributor to increasing earnings per share

Outlook as of 4/16/19 • FY19 outlook compared to FY18 actual results based on GAAP reported amounts

Comerica Bank

14

$SSHQGL[ $YHUDJH/RDQVE\%XVLQHVVDQG0DUNHW %\/LQHRI%XVLQHVV 4 4 4%\0DUNHW 4 4 4 Middle Market Michigan $12.6 $12.5 $12.6 General $12.0 $11.7 $11.8 Energy 2.3 2.0 1.9 California 18.8 18.3 18.3 National Dealer Services 7.8 7.4 7.3 Entertainment 0.8 0.8 0.7 Texas 10.3 9.9 9.8 Tech. & Life Sciences 1.3 1.4 1.4 Other Markets1 8.1 8.2 7.6 Equity Fund Services 2.6 2.5 2.1 Environmental Services 1.2 1.2 1.0 TOTAL $49.7 $48.8 $48.4 Total Middle Market $28.0 $27.0 $26.2 Corporate Banking US Banking 3.0 2.9 3.2 International 1.3 1.3 1.3 ƒ 0LGGOH0DUNHW6HUYLQJFRPSDQLHVZLWK Commercial Real Estate 5.3 5.2 5.3 UHYHQXHVJHQHUDOO\EHWZHHQ00 Mortgage Banker Finance 1.3 1.7 1.4 ƒ &RUSRUDWH%DQNLQJ6HUYLQJFRPSDQLHV Small Business 3.5 3.6 3.7 DQGWKHLU86EDVHGVXEVLGLDULHV ZLWK BUSINESS BANK $42.5 $41.7 $41.1 UHYHQXHVJHQHUDOO\RYHU00 Retail Banking 2.1 2.1 2.1 ƒ 6PDOO%XVLQHVV6HUYLQJFRPSDQLHVZLWK RETAIL BANK $2.1 $2.1 $2.1 UHYHQXHVJHQHUDOO\XQGHU00 Private Banking 5.0 5.0 5.2 WEALTH MANAGEMENT $5.0 $5.0 $5.2 TOTAL $49.7 $48.8 $48.4 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets 16

Average Deposits by Business and Market

By Line of Business	1Q19	4Q18	1Q18
Middle Market			
General	$13.3	$13.7	$14.0
Energy	0.5	0.5	0.6
National Dealer Services	0.3	0.3	0.3
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.0	5.2	5.0
Equity Fund Services	0.8	0.9	0.9
Environmental Services	0.2	0.1	0.2
Total Middle Market	$20.1	$20.9	$21.1
Corporate Banking			
US Banking	1.8	2.0	2.0
International	1.6	1.8	2.0
Commercial Real Estate	1.5	1.5	1.6
Mortgage Banker Finance	0.6	0.6	0.6
Small Business	2.9	3.1	3.2
BUSINESS BANK	$28.5	$30.0	$30.5
Retail Banking	20.5	20.6	20.9
RETAIL BANK	$20.5	$20.6	$20.9
Private Banking	3.5	3.8	3.6
WEALTH MANAGEMENT	$3.8	$4.1	$3.8
Finance/Other[2]	1.3	1.1	0.9
TOTAL	$54.0	$55.7	$56.1

By Market	1Q19	4Q18	1Q18
Michigan	$19.9	$20.2	$21.2
California	16.2	17.2	17.1
Texas	8.7	8.9	9.2
Other Markets[1]	7.9	8.3	7.7
Finance/Other[2]	1.3	1.1	0.9
TOTAL	$54.0	$55.7	$56.1

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

17

Interest Rate Sensitivity

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 1Q19 Standard Model

($ in millions)



~(65)
~75
~50
~100
~130
~135
Down 50 bps
Up 100 bps
Addl. $2B Deposit Decline
Addl. 20% Increase in Beta
Standard Model
Addl. ~3% Loan Growth

3/31/19 • For methodology see the Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

18

Hedging Program

Gradually layer in interest rate swaps

Loans Predominantly Floating Rate

($ in billions; 1Q19 Period-end)



Fixed Rate 8%
Prime-based 16%
60-Day+ LIBOR 9%
Total $50.3
30-Day LIBOR 67%

Deposits Primarily Noninterest-bearing

($ in billions; 1Q19 Average)

- Commercial 83% of noninterest-bearing
- Retail 58% of interest-bearing



Retail Noninterest-bearing 8%
Retail Interest-bearing 29%
Total $54.0
Commercial Noninterest-bearing 42%
Commercial Interest-bearing 21%

Hedging Overview

Purpose: Reduce impact when rates decline in order to maintain steady margin as rates move through typical cycle

Tools: Over time, gradually layer in interest rate swaps (pay floating/receive fixed) with various tenors. Collars or floors will also be considered

Financial impact: Depends on swap rates & short-term rates. Current market conditions indicate that the near-term effect on net interest income is expected to be nominal

1Q19 Activity:

- $800MM (pay floating/receive fixed) hedges
  - 3.1 year average term
  - 2.34% average fixed rate

2Q19 Activity thru 4/15/19

- $900MM (pay floating/receive fixed) hedges
  - 3.5 year average term
  - 2.23% average fixed rate

3/31/19

Comerica Bank

19

Commercial Real Estate Line of Business

Long history of working with well established, proven developers

CRE by Property Type[1]

($ in millions; Period-end)



Commercial 9%
Office 7%
Single Family 7%
Multi use 3%
Land Carry 5%
Other 6%
Retail 11%
Total $4,627
Multifamily 52%

CRE by Market[1]

($ in millions; Period-end, based on location of property)



Michigan 5%
Other 14%
Total $4,627
California 46%
Texas 35%

Credit Quality

($ in millions; Period-end)	1Q18	4Q18	1Q19
Criticized[2]	$64	$84	$84
Ratio	1.2%	1.7%	1.5%
Nonaccrual	$3	$2	$2
Ratio	0.06%	0.04%	0.04%
Net charge-offs (recoveries)	-0-	-0-	-0-

CRE by Loan Type

($ in millions; Period-end)	4Q18		1Q19	
Real Estate Construction	$2,687	53%	$2,888	53%
Commercial Mortgages	1,743	34%	1,739	32%
	$4,430	87%	$4,627	85%
Commercial & Other	661	13%	788	15%
Total	$5,091	100%	$5,415	100%

3/31/19 • [1]Excludes CRE line of business loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

20

Energy Line of Business

Nonaccrual loans continue to decline



Energy Line of Business Loans
($ in millions; Period-end)
Midstream
Services
Exploration & Production
1,848
1,395
152
301
1Q18
1,734
1,400
91
243
2Q18
1,832
1,499
100
233
3Q18
2,163
1,771
94
298
4Q18
2,385
1,857
75
453
1Q19

- Remain committed to supporting customers
- Focus on full relationships with larger, sophisticated E&P companies (access to a variety of capital sources, hedging & diverse geographic footprint)
- Loan growth driven by higher borrowing bases from strong drilling results & continued capex
- Robust analysis of collateral



Energy Line of Business
Criticized Loans[1]
($ in millions)
NALs
468
102
1Q18
319
60
2Q18
269
53
3Q18
205
48
4Q18
240
33
1Q19

3/31/19 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank®

21

Mortgage Banker Finance

50+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with ~100 relationships
- Underlying mortgages are typically related to home purchases as opposed to refinances

  As of 1Q19:
  - Comerica: 83% purchase
  - Industry: 70% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $1.8B



Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes [1,2]
1Q15
1,399
2Q15
2,089
3Q15
2,136
4Q15
1,742
1Q16
1,674
2Q16
2,145
3Q16
2,544
4Q16
2,352
1Q17
1,450
2Q17
1,780
3Q17
1,974
4Q17
1,861
1Q18
1,435
2Q18
1,784
3Q18
1,961
4Q18
1,677
1Q19
1,335



MBA Mortgage Originations Forecast[1]
($ in billions)
Purchase
Refinance
325
1Q19
478
2Q19
460
3Q19
396
4Q19
338
1Q20

3/31/19 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 3/21/19; 1Q19 estimated • [2]$ in billions

Comerica Bank®

22

National Dealer Services

65+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 16%
Ford 9%
GM 8%
Fiat/Chrysler 11%
Mercedes 3%
Nissan/ Infiniti 5%
Other European 12%
Other Asian 12%
Other[1] 10%
Toyota/Lexus 14%
Total $7.9B

Geographic Dispersion

California 58% Texas 7%
Michigan 23% Other 12%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



Floor Plan
5.9 6.0 6.0 6.2 6.2 6.5 6.3 6.6 6.8 7.1 6.9 7.1 7.3 7.4 7.0 7.4 7.8
3.5 3.6 3.5 3.7 3.8 4.0 3.8 4.0 4.1 4.3 3.9 4.1 4.2 4.3 3.8 4.1 4.5
1Q15 2Q15 3Q15 4Q15 1Q16 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19

3/31/19 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

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Technology and Life Sciences & Equity Fund Services

Deep expertise & strong relationships with top-tier investors

Technology & Life Sciences Avg. Loans

($ in millions)



1,437 1,416 1,396 1,353 1,323
1Q18 2Q18 3Q18 4Q18 1Q19

- ~510 customers
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada

Customer Segment Overview[1]



~45%
~25%
~20%
~10%
Growth
Late Stage
Early Stage
Leveraged Finance

Equity Fund Services

($ in millions)



2,074 2,432 2,579 2,539 2,632
1Q18 2Q18 3Q18 4Q18 1Q19

- ~250 customers
- Commercial banking services for venture capital & private equity firms
- Bridge financing for capital calls
- Strong credit profile

3/31/19 • [1]Based on 1Q19 period-end loans totaling $1.3B

Comerica Bank

24

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	--
	M&T Bank	A3	A-	A
	Comerica	A3	BBB+	A
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB+	A-
	Fifth Third	Baa1	BBB+	A-
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB+	BBB+
	Zions Bancorporation	Baa3	BBB+	BBB
	First Horizon National Corp	Baa3	BBB-	BBB
Large Banks	U.S. Bancorp	A1	A+	AA-
	JP Morgan	A2	A-	AA-
	Bank of America	A2	A-	A+
	Wells Fargo & Company	A2	A-	A+
	PNC Financial Services Group	A3	A-	A+

As of 4/10/19 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

25

Reconciliation of Non-GAAP Financial Measures

(dollar amounts in millions, except per share data)	1Q19	4Q18	1Q18
Noninterest Income:			
Noninterest income	$238	$250	$244
Securities repositioning	8	—	—
Adjusted noninterest income	$246	$250	$244
Noninterest Expenses:			
Noninterest expenses	$433	$448	$446
Restructuring charges	—	(14)	(16)
Adjusted noninterest expenses	$433	$434	$430
Pre-tax Income:			
Pre-tax income	$424	$400	$335
Securities repositioning	8	—	—
Restructuring charges	—	14	16
Adjusted pre-tax income	$432	$414	$351
Provision for Income Taxes:			
Provision for Income Taxes:	$85	$90	$54
Tax on securities repositioning	2	—	—
Tax on restructuring charges	—	3	4
Discrete tax items	11	—	22
Adjusted provision for income taxes	$98	$93	$80

(dollar amounts in millions, except per share data)	1Q19	4Q18	1Q18
Net Income:			
Net income	$339	$310	$281
Securities repositioning, net of tax	6	—	—
Restructuring charges, net of tax	—	11	12
Discrete tax items	(11)	—	(22)
Adjusted net income	$334	$321	$271
Diluted Earnings per Common Share:			
Diluted earnings per common share	$2.11	$1.88	$1.59
Securities repositioning, net of tax	0.04	—	—
Restructuring charges, net of tax	—	0.07	0.07
Discrete tax items	(0.07)	—	(0.12)
Adjusted diluted earnings per common share	$2.08	$1.95	$1.54

- Securities repositioning refers to losses incurred on the sale of approximately $1 billion of treasury securities that were replaced by higher-yielding treasuries with a similar duration of 4 years.
- Discrete tax items primarily included the tax benefit from employee stock transactions and the charge to adjust deferred taxes resulting from the Tax Cuts and Jobs Act.

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate our performance trends. Comerica believes the adjusted data shown above and in this presentation provides a greater understanding of ongoing operations and enhances comparability of results with prior periods.

Comerica Bank

26